Exhibit 99.1
The Navigators Group, Inc.
CORPORATE NEWS
Navigators Reports Second Quarter Earnings
New York — August 4, 2010 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $19.0 million, or $1.16 per diluted share, for the three months ended June 30, 2010 compared to net income of $23.7 million, or $1.39 per diluted share, for the comparable period in 2009. Operating earnings (1) were $11.9 million, or $0.73 per diluted share for the second quarter of 2010 compared to $22.3 million, or $1.31 per diluted share, for the comparable period in 2009.
For the six months ended June 30, 2010, the Company reported net income of $36.0 million, or $2.16 per diluted share, compared to $35.7 million, or $2.10 per diluted share, for the comparable period in 2009. Operating earnings were $25.0 million, or $1.50 per diluted share for the six months ended June 30, 2010 compared to $42.5 million, or $2.50 per diluted share, for the comparable period of 2009.
Gross written premiums and net written premiums for the three months ended June 30, 2010 were $253.6 million and $165.0 million, respectively, a decrease of 7.0% and 9.8% from the comparable 2009 periods. Gross written premiums and net written premiums for the six months ended June 30, 2010 were $523.7 million and $354.3 million, respectively, a decrease of 4.4% and 7.6% from the comparable 2009 periods. During the second quarter of 2010, Navigators recorded $7.9 million of reinstatement costs related to large loss events, primarily the April 2010 Deepwater Horizon loss event in the Gulf of Mexico, which reduced net written and net earned premiums.
The combined loss and expense ratio for the three and six months ended June 30, 2010 were 99.7% and 99.4%, respectively, compared to 92.9% and 92.8% for the comparable 2009 periods. The combined loss and expense ratio for the three months ended June 30, 2010 was favorably impacted by 3.3 loss ratio points due to favorable development in prior period loss reserves. The combined loss and expense ratio for the six months ended June 30, 2010 was favorably impacted by 2.0 loss ratio points due to favorable development in prior period loss reserves.
Navigators’ Chief Executive Officer Stan Galanski commented “Despite challenging economic and competitive conditions, we were able to produce an underwriting profit and grow book value per share to a record high of $51.48. We continue to emphasize underwriting quality and pricing discipline, coupled with conservative investment and capital management. From an underwriting standpoint, while written premium was down, we are pleased with the continued development of our recent underwriting initiatives. While most product lines continue to experience low single digit rate reductions, we are encouraged by improved trading conditions in the offshore energy market and in marine and energy liability. From a financial standpoint, we sold virtually all of our general obligation municipal bonds during the quarter, realizing $10.4 million of investment gains, which we believe strengthens the quality of our overall investment portfolio.”

6 International Drive	Rye Brook, NY 10573
TEL (914) 933-6000	FAX (914) 934-2355

News Release
August 4, 2010

During the three and six months ended June 30, 2010, the Company repurchased 558,003 and 1,131,603 shares of its common stock for an aggregate purchase price of $22.5 million and $46.2 million, respectively, pursuant to its share repurchase program. The Company repurchased an additional 62,114 shares of its common stock for an aggregate purchase price of $2.6 million from July 1, 2010 through August 3, 2010 pursuant to its share repurchase program.
Net investment income for the three and six months ended June 30, 2010 was $17.9 million and $35.8 million, respectively, which were decreases of 4.3% and 4.2% from the comparable 2009 periods. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, was 3.6% and 3.5% for the three and six months ended June 30, 2010, respectively, compared to 3.8% and 3.9% for the comparable 2009 periods. The effective tax rate on net investment income was 27.2% and 25.9% for the three and six months ended June 30, 2010, respectively, compared to 25.2% and 25.1% for the comparable 2009 periods.
The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.0 years at June 30, 2010. At June 30, 2010, net unrealized gains within our investment portfolio were $75.5 million, an increase of $21.6 million compared to December 31, 2009. There were $11.0 million and $17.1 million of net realized gains for the three and six months ended June 30, 2010.
In April 2009, the Company repurchased $10.0 million aggregate principal amount of its issued and outstanding 7% Senior notes from an unaffiliated noteholder on the open market for $7.0 million, which generated a $2.9 million pre-tax gain that is reflected in Other income (loss) and added $0.11 to the second quarter 2009 earnings per share.
Consolidated cash flow from operations for the three and six months ended June 30, 2010 was $60.2 million and $64.4 million, respectively, compared to $26.6 million and $69.5 million for the comparable 2009 period.
Stockholders’ equity was $814.7 million, or $51.48 per share, at June 30, 2010 compared to $801.5 million, or $47.58 per share, at December 31, 2009. The statutory surplus of Navigators Insurance Company was $654.8 million at June 30, 2010 compared to $645.8 million at December 31, 2009.
(1)
Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Company will hold a conference call on Thursday, August 5, 2010 starting at 8:30 a.m. ET to discuss the 2010 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under “News & Events”.
To participate by telephone, the domestic dial-in number is (888) 713-4211 and the international dial-in is (617) 213-4864. The access code is 35424449. Participants may pre-register for the call at https://www.theconferencingservice.com/prereg/key.process?key=PBAANTWE8. Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

News Release
August 4, 2010

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.
This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Francis W. McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	Change	2010	2009	Change
Results of Operations
Gross written premiums	$253,568	$272,729	-7%	$523,713	$547,988	-4%
Net written premiums	165,005	183,007	-10%	354,322	383,659	-8%

Revenues:
Net earned premiums	161,471	169,868	-5%	325,540	334,814	-3%
Investment income	17,853	18,656	-4%	35,825	37,399	-4%
Total other-than-temporary impairment losses	(489)	(1,876)	-74%	(740)	(28,747)	-97%
Portion of loss recognized in other comprehensive income (before tax)	334	1,407	-76%	504	17,578	-97%

Net other-than-temporary impairment losses recognized in earnings	(155)	(469)	-67%	(236)	(11,169)	-98%
Net realized gains	11,020	2,596	325%	17,133	1,059	NM
Other income (expense)	(899)	5,302	NM	171	5,445	NM

Total revenues	189,290	195,953	-3%	378,433	367,548	3%

Expenses:
Net losses and loss adjustment expenses	99,863	100,728	-1%	203,670	200,975	1%
Commission expenses	25,677	26,278	-2%	50,993	48,726	5%
Other operating expenses	34,513	33,019	5%	69,099	63,554	9%
Interest expense	2,044	2,150	-5%	4,088	4,369	-6%

Total expenses	162,097	162,175	0%	327,850	317,624	3%

Income before income taxes	27,193	33,778	-19%	50,583	49,924	1%

Income tax expense	8,223	10,128	-19%	14,568	14,274	2%

Net income	$18,970	$23,650	-20%	$36,015	$35,650	1%

Per Share Data
Net income per common share:
Basic	$1.18	$1.40	-16%	$2.20	$2.11	4%
Diluted	$1.16	$1.39	-17%	$2.16	$2.10	3%

Average shares outstanding:
Basic	16,100	16,938		16,369	16,910
Diluted	16,422	16,993		16,686	17,010

Underwriting Ratios
Loss Ratio	61.8%	59.3%		62.6%	60.0%
Expense Ratio	37.9%	33.6%		36.8%	32.8%

Combined Ratio	99.7%	92.9%		99.4%	92.8%

	June 30,	Mar. 31,		June 30,	Dec. 31,
	2010	2010		2010	2009
Balance Sheet Data
Stockholders’ equity	$814,743	$810,044	1%	$814,743	$801,519	2%
Book value per share	$51.48	$49.47	4%	$51.48	$47.58	8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands, except share data)

	June 30,	December 31,
	2010	2009
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2010, $1,795,021; 2009, $1,777,983)	$1,860,628	$1,816,669
Equity securities, available-for-sale, at fair value (cost: 2010, $62,975; 2009, $47,376)	72,862	62,610
Short-term investments, at cost which approximates fair value	164,827	176,799
Cash	11,941	509

Total investments and cash	2,110,258	2,056,587

Premiums receivable	221,166	193,460
Prepaid reinsurance premiums	161,356	162,344
Reinsurance recoverable on paid losses	52,593	76,505
Reinsurance recoverable on unpaid losses and loss adjustment expenses	800,378	807,352
Deferred policy acquisition costs	61,929	56,575
Accrued investment income	15,337	17,438
Goodwill and other intangible assets	6,717	7,057
Current income tax receivable, net	12,517	4,854
Deferred income tax, net	11,221	31,222
Other assets	26,783	40,600

Total assets	$3,480,255	$3,453,994

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,919,352	$1,920,286
Unearned premiums	501,172	475,171
Reinsurance balances payable	93,723	98,555
Senior notes	114,073	114,010
Accounts payable and other liabilities	37,192	44,453

Total liabilities	2,665,512	2,652,475

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,237,242 shares for 2010 and 17,212,814 shares for 2009	1,724	1,721
Additional paid-in capital	308,549	304,505
Retained earnings	505,949	469,934
Treasury stock, at cost (1,411,845 for 2010 and 366,330 shares for 2009)	(59,788)	(18,296)
Accumulated other comprehensive income	58,309	43,655

Total stockholders’ equity	814,743	801,519

Total liabilities and stockholders’ equity	$3,480,255	$3,453,994

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

	Three Months			Six Months
	2010	2009	Change	2010	2009	Change
Gross Written Premiums:
Insurance Companies:
Marine	$55,204	$57,086	-3%	$122,730	$134,323	-9%
Property Casualty	81,797	94,567	-14%	161,143	178,825	-10%
Professional Liability	33,640	37,732	-11%	64,606	68,220	-5%

	170,641	189,385	-10%	348,479	381,368	-9%

Lloyd’s Operations:
Marine	41,829	47,273	-12%	100,970	106,296	-5%
Property Casualty	29,122	25,506	14%	49,081	39,034	26%
Professional Liability	11,976	10,565	13%	25,183	21,290	18%

	82,927	83,344	-1%	175,234	166,620	5%

Total	$253,568	$272,729	-7%	$523,713	$547,988	-4%

	Three Months			Six Months
	2010	2009	Change	2010	2009	Change
Net Written Premiums:
Insurance Companies:
Marine	$37,153	$34,956	6%	$88,156	93,415	-6%
Property Casualty	54,300	65,704	-17%	103,997	125,680	-17%
Professional Liability	19,948	21,699	-8%	40,588	40,346	1%

	111,401	122,359	-9%	232,741	259,441	-10%

Lloyd’s Operations:
Marine	34,421	40,077	-14%	84,063	90,051	-7%
Property Casualty	13,924	15,070	-8%	25,635	22,665	13%
Professional Liability	5,259	5,501	-4%	11,883	11,502	3%

	53,604	60,648	-12%	121,581	124,218	-2%

Total	$165,005	$183,007	-10%	$354,322	$383,659	-8%

	Three Months			Six Months
	2010	2009	Change	2010	2009	Change
Net Earned Premiums:
Insurance Companies:
Marine	$40,554	$34,678	17%	$81,648	71,839	14%
Property Casualty	50,171	63,068	-20%	101,252	128,480	-21%
Professional Liability	19,700	18,477	7%	38,736	36,194	7%

	110,425	116,223	-5%	221,636	236,513	-6%

Lloyd’s Operations:
Marine	34,727	37,038	-6%	70,287	68,213	3%
Property Casualty	10,763	11,201	-4%	22,678	19,124	19%
Professional Liability	5,556	5,406	3%	10,939	10,964	0%

	51,046	53,645	-5%	103,904	98,301	6%

Total	$161,471	$169,868	-5%	$325,540	$334,814	-3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2010
($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$170,641	$82,927	$—	$253,568
Net written premiums	111,401	53,604	—	165,005

Net earned premiums	110,425	51,046	—	161,471
Net losses and loss adjustment expenses	(64,862)	(35,001)	—	(99,863)
Commission expenses	(14,615)	(11,402)	340	(25,677)
Other operating expenses	(25,907)	(8,617)	—	(34,524)
Other income (expense)	(114)	(434)	(340)	(888)

Underwriting profit (loss)	4,927	(4,408)	—	519

Investment income	15,556	2,128	169	17,853
Net realized gains (losses)	10,729	19	117	10,865
Other operating expenses	—	—	11	11
Other income (expense)	—	—	(11)	(11)
Interest expense	—	—	(2,044)	(2,044)

Income (loss) before income tax expense (benefit)	31,212	(2,261)	(1,758)	27,193

Income tax expense (benefit)	9,654	(815)	(616)	8,223

Net income (loss)	$21,558	$(1,446)	$(1,142)	$18,970

Loss and loss expenses ratio	58.7%	68.6%		61.8%
Commission expense ratio	13.2%	22.3%		15.9%
Other operating expenses ratio (1)	23.6%	17.7%		22.0%

Combined ratio	95.5%	108.6%		99.7%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
June 30, 2009
($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$189,385	$83,344	$—	$272,729
Net written premiums	122,359	60,648	—	183,007

Net earned premiums	116,223	53,645	—	169,868
Net losses and loss adjustment expenses	(68,843)	(31,885)	—	(100,728)
Commission expenses	(15,060)	(11,218)	—	(26,278)
Other operating expenses	(26,906)	(6,117)	4	(33,019)
Other income (expense)	1,655	651	(4)	2,302

Underwriting profit	7,069	5,076	—	12,145

Investment income	16,239	2,316	101	18,656
Net realized gains (losses)	2,210	(83)	—	2,127
Other income (expense)	—	—	3,000	3,000
Interest expense	—	—	(2,150)	(2,150)

Income (loss) before income tax expense (benefit)	25,518	7,309	951	33,778

Income tax expense (benefit)	7,171	2,624	333	10,128

Net income (loss)	$18,347	$4,685	$618	$23,650

Loss and loss expenses ratio	59.2%	59.4%		59.3%
Commission expense ratio	13.0%	20.9%		15.5%
Other operating expenses ratio (1)	21.7%	10.2%		18.1%

Combined ratio	93.9%	90.5%		92.9%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2010
($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$348,479	$175,234	$—	$523,713
Net written premiums	232,741	121,581	—	354,322

Net earned premiums	221,636	103,904	—	325,540
Net losses and loss adjustment expenses	(133,265)	(70,405)	—	(203,670)
Commission expenses	(28,977)	(22,368)	352	(50,993)
Other operating expenses	(53,260)	(15,860)	—	(69,120)
Other income (expense)	(1,091)	1,635	(352)	192

Underwriting profit (loss)	5,043	(3,094)	—	1,949

Investment income	31,304	4,197	324	35,825
Net realized gains (losses)	15,934	732	231	16,897
Other operating expenses	—	—	21	21
Other income (expense)	—	—	(21)	(21)
Interest expense	—	—	(4,088)	(4,088)

Income (loss) before income tax expense (benefit)	52,281	1,835	(3,533)	50,583

Income tax expense (benefit)	15,117	688	(1,237)	14,568

Net income (loss)	$37,164	$1,147	$(2,296)	$36,015

Loss and loss expenses ratio	60.1%	67.8%		62.6%
Commission expense ratio	13.1%	21.5%		15.7%
Other operating expenses ratio (1)	24.5%	13.7%		21.1%

Combined ratio	97.7%	103.0%		99.4%

(1)	The Other operating expenses ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Six Months Ended
June 30, 2009
($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premiums	$381,368	$166,620	$—	$547,988
Net written premiums	259,441	124,218	—	383,659
Net earned premiums	236,513	98,301	—	334,814
Net losses and loss adjustment expenses	(138,996)	(61,979)	—	(200,975)
Commission expenses	(30,028)	(18,698)	—	(48,726)
Other operating expenses	(51,466)	(12,098)	10	(63,554)
Other income (expense)	1,856	599	(10)	2,445

Underwriting profit	17,879	6,125	—	24,004
Investment income	32,446	4,699	254	37,399
Net realized gains (losses)	(6,697)	(3,413)	—	(10,110)
Other income (expense)	—	—	3,000	3,000
Interest expense	—	—	(4,369)	(4,369)

Income (loss) before income tax expense (benefit)	43,628	7,411	(1,115)	49,924
Income tax expense (benefit)	11,704	2,960	(390)	14,274

Net income (loss)	$31,924	$4,451	$(725)	$35,650

Loss and loss expenses ratio	58.8%	63.0%		60.0%
Commission expense ratio	12.7%	19.0%		14.6%
Other operating expenses ratio (1)	21.0%	11.7%		18.2%

Combined ratio	92.5%	93.7%		92.8%

(1)	The Other operating expenses ratio includes other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended June 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$40,554	$25,521	$14,171	$862	62.9%	35.0%	97.9%
Property Casualty	50,171	24,936	19,192	6,043	49.7%	38.3%	88.0%
Professional Liability	19,700	14,405	7,273	(1,978)	73.1%	36.9%	110.0%

	110,425	64,862	40,636	4,927	58.7%	36.8%	95.5%
Lloyd’s Operations	51,046	35,001	20,453	(4,408)	68.6%	40.0%	108.6%

Total	$161,471	$99,863	$61,089	$519	61.8%	37.9%	99.7%

	Three Months Ended June 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$34,678	$25,238	$10,572	$(1,132)	72.8%	30.5%	103.3%
Property Casualty	63,068	28,446	23,559	11,063	45.1%	37.4%	82.5%
Professional Liability	18,477	15,159	6,180	(2,862)	82.0%	33.4%	115.4%

	116,223	68,843	40,311	7,069	59.2%	34.7%	93.9%
Lloyd’s Operations	53,645	31,885	16,684	5,076	59.4%	31.1%	90.5%

Total	$169,868	$100,728	$56,995	$12,145	59.3%	33.6%	92.9%

	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$68,098	$53,262	61.7%	45.8%
Change in reserves	(3,236)	15,581	-3.0%	13.4%

Net incurred loss and LAE	64,862	68,843	58.7%	59.2%

Lloyd’s Operations:
Loss and LAE payments	30,637	8,491	60.0%	15.8%
Change in reserves	4,364	23,394	8.6%	43.6%

Net incurred loss and LAE	35,001	31,885	68.6%	59.4%

Total
Loss and LAE payments	98,735	61,753	61.1%	36.4%
Change in reserves	1,128	38,975	0.7%	22.9%

Net incurred loss and LAE	$99,863	$100,728	61.8%	59.3%

	Amounts		Loss Ratio Impact
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$4,844	$4,890	4.4%	4.2%
Lloyd’s Operations	406	4,588	0.8%	8.6%

Total	$5,250	$9,478	3.3%	5.6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Six Months Ended June 30, 2010
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$81,648	$51,654	$29,099	$895	63.3%	35.6%	98.9%
Property Casualty	101,252	57,062	39,508	4,682	56.4%	39.0%	95.4%
Professional Liability	38,736	24,549	14,721	(534)	63.4%	38.0%	101.4%

	221,636	133,265	83,328	5,043	60.1%	37.6%	97.7%
Lloyd’s Operations	103,904	70,405	36,593	(3,094)	67.8%	35.2%	103.0%

Total	$325,540	$203,670	$119,921	$1,949	62.6%	36.8%	99.4%

	Six Months Ended June 30, 2009
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Combined Ratio
	Premiums	Incurred	Expenses	Gain(Loss)	Loss	Expense	Total
Insurance Companies:
Marine	$71,839	$51,628	$22,194	$(1,983)	71.9%	30.9%	102.8%
Property Casualty	128,480	56,450	44,312	27,718	43.9%	34.5%	78.4%
Professional Liability	36,194	30,918	13,132	(7,856)	85.4%	36.3%	121.7%

	236,513	138,996	79,638	17,879	58.8%	33.7%	92.5%
Lloyd’s Operations	98,301	61,979	30,197	6,125	63.0%	30.7%	93.7%

Total	$334,814	$200,975	$109,835	$24,004	60.0%	32.8%	92.8%

	Amounts		Loss Ratio
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Net Incurred Loss Activity For the Six Months Ended:
Insurance Companies:
Loss and LAE payments	$140,771	$102,066	63.5%	43.2%
Change in reserves	(7,506)	36,930	-3.4%	15.6%

Net incurred loss and LAE	133,265	138,996	60.1%	58.8%

Lloyd’s Operations:
Loss and LAE payments	56,859	31,613	54.8%	32.1%
Change in reserves	13,546	30,366	13.0%	30.9%

Net incurred loss and LAE	70,405	61,979	67.8%	63.0%

Total
Loss and LAE payments	197,630	133,679	60.7%	39.9%
Change in reserves	6,040	67,296	1.9%	20.1%

Net incurred loss and LAE	$203,670	$200,975	62.6%	60.0%

	Amounts		Loss Ratio Impact
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Six Months Ended:
Insurance Companies	$5,497	$10,022	2.5%	4.2%
Lloyd’s Operations	999	5,223	1.0%	5.3%

Total	$6,496	$15,245	2.0%	4.6%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, June 30, 2010:
Insurance Companies:
Marine	$111,760	$96,925	$208,685
Property Casualty	145,609	339,370	484,979
Professional Liability	42,193	63,912	106,105

Total Insurance Companies	299,562	500,207	799,769

Lloyd’s Operations:
Marine	111,957	107,213	219,170
Property Casualty	25,561	27,293	52,854
Professional Liability	9,913	37,268	47,181

Total Lloyd’s Operations	147,431	171,774	319,205

Total Net Loss Reserves	$446,993	$671,981	$1,118,974

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2009:
Insurance Companies:
Marine	$113,604	$100,042	$213,646
Property Casualty	134,427	351,985	486,412
Professional Liability	38,410	68,807	107,217

Total Insurance Companies	286,441	520,834	807,275

Lloyd’s Operations:
Marine	107,800	101,851	209,651
Property Casualty	27,148	25,175	52,323
Professional Liability	7,442	36,243	43,685

Total Lloyd’s Operations	142,390	163,269	305,659

Total Net Loss Reserves	$428,831	$684,103	$1,112,934

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
June 30, 2010
($ in thousands)
At June 30, 2010, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.0 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.
At June 30, 2010, the Company owned two asset-backed securities approximating $0.1 million with subprime mortgage exposures. The securities have an effective maturity of 2.9 years. In addition, the Company owned a total of five collateralized mortgage obligations and asset-backed securities approximating $1.5 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 5.5 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.
The following table sets forth our cash and investments at June 30, 2010:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
June 30, 2010	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)

Fixed maturities:
U.S. Government Treasury bonds, agency bonds and foreign government bonds	$493,675	$14,409	$(2)	$479,268	$—
States, municipalities and political subdivisions	406,757	17,332	(638)	390,063	—
Mortgage- and asset-backed securities
Agency mortgage-backed securities	478,083	21,560	—	456,523	—
Residential mortgage obligations	29,727	—	(4,990)	34,717	(3,852)
Asset-backed securities	10,845	377	(9)	10,477	(9)
Commercial mortgage-backed securities	106,791	4,237	(242)	102,796	—

Subtotal	625,446	26,174	(5,241)	604,513	(3,861)
Corporate bonds	334,750	15,537	(1,964)	321,177

Total fixed maturities	1,860,628	73,452	(7,845)	1,795,021	(3,861)

Equity securities — common stocks	72,862	11,316	(1,429)	62,975	—

Cash	11,941	—	—	11,941	—

Short-term investments	164,827	—	—	164,827	—

Total	$2,110,258	$84,768	$(9,274)	$2,034,764	$(3,861)

News Release

The Navigators Group, Inc. and Subsidiaries
Investment Data
June 30, 2010
($ in thousands)
The following three tables set forth our agency mortgage-backed securities, collateralizedresidential mortgage obligations, and asset-backed securities by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December June September 301, 200987June 30, 2010:

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Agency mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$254,693	$7,365	$—	$247,328
FNMA	156,380	10,534	—	145,846
FHLMC	67,010	3,661	—	63,349

Total	$478,083	$21,560	$—	$456,523

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Residential mortgage obligations:	Value	Gains	(Losses)	Cost
Prime	$28,268	$—	$(4,674)	$32,942
Alt-A	1,459	—	(316)	1,775
Subprime	—	—	—	—

Total	$29,727	$—	$(4,990)	$34,717

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
Prime	$10,701	$377	$—	$10,324
Alt-A	—	—	—	—
Subprime	144	—	(9)	153

Total	$10,845	$377	$(9)	$10,477